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                                                                    EXHIBIT (24)

                                POWER OF ATTORNEY

The undersigned, certain of the officers and directors of Genesco Inc., a Tennessee corporation ("Genesco"), do hereby constitute and appoint Roger G. Sisson and James S. Gulmi, and any one of them, to act severally as attorneys-in-fact for and in their respective names, places and steads, with full power of substitution, to execute, sign and file with the Securities and Exchange Commission the Annual Report on Form 10-K of Genesco for the fiscal year ended January 28, 2006, and any and all amendments thereto; granting to said attorneys-in-fact, and each of them, full power and authority to do and perform every act and thing whatsoever requisite or necessary to be done in and about the premises as fully to all intents and purposes as the undersigned or any of them might or could do if personally present, and the undersigned do hereby ratify and confirm all that said attorney-in-fact or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

EXECUTED as of this 22nd day of February, 2006.

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
/s/ Hal N. Pennington                          /s/ James S. Gulmi
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Hal N. Pennington, Chairman, President         James S. Gulmi, Senior Vice President-Finance
and Chief Executive Officer                    (Principal Financial Officer)

/s/ James S. Beard                             /s/ Matthew C. Diamond
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James S. Beard, Director                       Matthew C. Diamond, Director

/s/ Leonard L. Berry                           /s/ Marty G. Dickens
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Leonard L. Berry, Director                     Marty G. Dickens, Director

/s/ William F. Blaufuss, Jr.                   /s/ Ben T. Harris
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William F. Blaufuss, Jr., Director             Ben T. Harris, Director

/s/ James W. Bradford                          /s/ Kathleen Mason
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James W. Bradford, Director                    Kathleen Mason, Director

/s/ Robert V. Dale                             /s/ William A. Williamson, Jr.
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Robert V. Dale, Director                       William A. Williamson, Jr., Director
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